SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                           FILED BY THE REGISTRANT [X]

                 FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

                           CHECK THE APPROPRIATE BOX:

                         [ ] PRELIMINARY PROXY STATEMENT
                         [X] DEFINITIVE PROXY STATEMENT
                         [ ] DEFINITIVE ADDITIONAL MATERIAL
        [ ] SOLICITING MATERIAL PURSUANT TO RULE 14a-11(C) OR RULE 14a-12
        [ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
                                RULE 14a-6(e)(2))

                        LUND INTERNATIONAL HOLDINGS, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

               PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

                               [X] NO FEE REQUIRED

   [ ] FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14a-b(I)(1) AND 0-11:

             (1) TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:
             (2) AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES:
             (3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION
                 COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11, (SET
                 FORTH THE AMOUNT ON WHICH THE FILING FEE IS
                 CALCULATED AND STATE HOW IT WAS DETERMINED):
             (4) PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:
             (5) TOTAL FEE PAID:

[ ] FEE PAID PREVIOUSLY WITH PRELIMINARY MATERIALS.

[ ] CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS
    PROVIDED BY EXCHANGE ACT RULE 0-11(a)(2) AND IDENTIFY
    THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID
    PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY
    REGISTRATION STATEMENT NUMBER, OR THE FORM OR
    SCHEDULE AND THE DATE OF ITS FILING.

             (1) AMOUNT PREVIOUSLY PAID:
             (2) FORM, SCHEDULE OR REGISTRATION STATEMENT NO.:
             (3) FILING PARTY:
             (4) DATE FILED:

                        LUND INTERNATIONAL HOLDINGS, INC.
                     3700 CRESTWOOD PARKWAY N.W., SUITE 1000
                              DULUTH, GEORGIA 30096

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 23, 2001

I cordially invite you to the Lund International Holdings, Inc. 2001 Annual Meeting of Stockholders to be held at the offices of Piper Marbury Rudnick & Wolfe, LLP 1251 Avenue of the Americas, New York, New York, 10020, on April 23, 2001, 2:00 p.m. Eastern Daylight Time, for the following purposes:

1.    To set the number of directors at seven.

2.    To elect six directors of the Company for the ensuing year.

3. To approve the selection by the Board of Directors of PricewaterhouseCoopers LLP as the Company's independent accountants for its 2001 fiscal year.

4.    To approve Amendment Number 2 to the 1992 Non-Employee Stock Option Plan.

5. To transact such other business as may properly come before the meeting or any adjournment thereof.

Only stockholders of record shown on the books of the Company at the close of business on March 2, 2001 will be entitled to vote at the meeting or any adjournment thereof. Each stockholder is entitled to one vote per share on all matters to be voted on at the meeting.

Whether or not you plan to attend the meeting, please sign, date and return your Proxy in the return envelope provided as soon as possible. Your cooperation in promptly signing and returning the Proxy will help avoid further solicitation expense to the Company.

This Notice, the Proxy Statement and the enclosed Proxy are sent to you by order of the Board of Directors.

                                                       CAROLE B. GROSSMAN
                                                       Corporate Secretary

Date:             April 2, 2001
                  Duluth, Georgia

                        LUND INTERNATIONAL HOLDINGS, INC.
                     3700 CRESTWOOD PARKWAY N.W., SUITE 1000
                              DULUTH, GEORGIA 30096

--------------------------------------------------------------------------------

                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD APRIL 23, 2001

--------------------------------------------------------------------------------


                                  INTRODUCTION

Your Proxy is solicited on behalf of the Board of Directors of Lund International Holdings, Inc. (the "Company") for use at the Annual Meeting of Stockholders to be held on April 23, 2001, at 2:00 p.m. Eastern Daylight Time, at the offices of Piper Marbury Rudnick & Wolfe, LLP 1251 Avenue of the Americas, New York, New York, 10020, and at any adjournment thereof, for the purposes set forth in the attached Notice of Annual Meeting.

The cost of soliciting Proxies, including preparing, assembling and mailing the Proxies and soliciting material, will be borne by the Company. Directors, officers and employees of the Company may, without compensation other than their regular compensation, solicit Proxies personally or by telephone.

Any stockholder giving a Proxy may revoke it at any time prior to its use at the Meeting by giving written notice of such revocation to the Secretary or the Assistant Secretary of the Company. In the absence of such specification, the Proxies will be voted in favor of the proposals set forth in the Notice of Annual Meeting and in favor of the number and slate of directors proposed by the Board of Directors and listed herein.

The mailing address of the Company's principal executive offices is 3700 Crestwood Parkway, NW, Suite 1000, Duluth, Georgia 30096. This Proxy Statement and the related Proxy and Notice of Annual Meeting were first mailed to stockholders on or about April 2, 2001.

                      OUTSTANDING SHARES AND VOTING RIGHTS

The Board of Directors of the Company has fixed March 2, 2001 as the record date for determining stockholders entitled to vote at the Annual Meeting. At the close of business on March 2, 2001, 10,267,325 shares of the Company's Common Stock, 77,515.8 shares of the Company's Series B Preferred Stock and 5,000 shares of the Company's Series C Preferred Stock were issued and outstanding. The Common Stock is the only outstanding class of voting stock of the Company. Each share of Common Stock is entitled to one vote on each matter to be voted upon at the meeting. Holders of the Common Stock are not entitled to cumulative voting rights in the election of directors.

The affirmative vote of a majority of the shares of Common Stock present, in person or by proxy, and entitled to vote at the Annual Meeting, is required to approve the matters mentioned in the foregoing Notice of Annual Meeting. LIH Holdings, LLC, LIH Holdings II, LLC and LIH Holdings III, LLC own 16.4 %, 23.1 % and 27.8 %, respectively, of the outstanding shares of Common Stock and have informed the Board of Directors that they intend to vote in favor of the proposals. Proxies indicating abstention from a vote and broker non-votes will be counted toward determining whether a quorum is present at the meeting; however, abstentions and broker non-votes will not be counted toward determining if a majority of the shares of Common Stock has voted affirmatively.

The following table provides information concerning the only persons or entities known to the Company to be beneficial owners of more than five percent (5%) of the Company's outstanding Common Stock as of March 2, 2001:

                             PRINCIPAL STOCKHOLDERS

Name and Address of                                   Amount and Nature of
Beneficial Owner                                    Beneficial Ownership (1)                Percent of Class
----------------                                    ------------------------                ----------------
LIH Holdings LLC
280 Park Avenue
New York NY  10017                                         1,686,893(2)                           16.4%

LIH Holdings II LLC
280 Park Avenue
New York NY  10017                                         2,367,798(2)                           23.1%

LIH Holdings III LLC
280 Park Avenue
New York NY  10017                                         2,857,143(2)                           27.8%

Old World Industries, Inc.
4065 Commercial Avenue
Northbrook, IL  60062                                        656,300(3)                            5.9%

Royce & Associates, Inc.
1414 Avenue of the Americas
New York, NY  10019                                          621,550(4)                            5.6%

Liberty Mutual Insurance Company                             571,429(5)                            5.2%
175 Berkeley Street
Boston, MA 02116


(1) Unless otherwise indicated, the person listed as the beneficial owner of the shares has sole voting and sole dispositive power over the shares.

(2) Based on a Schedule 13D filed with the Securities and Exchange Commission by LIH Holdings, LLC ("LIH"), LIH Investors, L.P., LIH Management, L.P., LIH, Inc., LIH Holdings II, LLC ("LIH II"), LIH Investors II, L.P., LIH Management II, L.P., Harvest Partners III, L.P., Harvest Partners III Beteiligungsgesellschaft Burgerlichen Rechts (Mit Haftungsbeschrankung), Harvest Associates III, LLC, LIH Holdings III, LLC("LIH III"; LIH, LIH II and LIH III are hereinafter referred to as "LIH Entities"), LIH Investors III, L.P., and LIH Management III, L.P., on behalf of themselves, indicating shared voting and dispositive power with respect to a total of 6,911,834 shares, representing an aggregate of 67.3% of the Common Stock outstanding. LIH Holdings, LLC holds 1,686,893 shares directly, LIH Holdings II, LLC holds 2,367,798 shares directly, and LIH Holdings III, LLC holds 2,857,143 shares directly. Under the terms and conditions of the Certificate of Designation, Preferences, and Rights of the Series A Preferred Stock and upon a shareholder vote, a majority of the shareholders of the Company approved of the conversion of the Series A Preferred Stock and the terms of the Company's Class B-1 Common Stock at the April 21, 1998 Annual Meeting of the Company. Under the terms of the non-voting Class B-1 Common Stock, LIH II's 1,493,398 shares of nonvoting Class B-1 Common Stock automatically converted into shares of Common Stock on September 9, 2000. Also, on September 9, 2000, the Second Amended and Restated Governance Agreement, which limited the LIH Entities from owning more than 49.9% of the Company's Common Stock expired. On or before March 2, 2001, upon request of LIH III, the Company tendered to its transfer agent all of LIH III's shares of Series B Preferred Stock, which were converted into Common Stock for a total of 2,269,356 shares of Common Stock of the Company.

(3) Based on a Schedule 13D filed with the Securities and Exchange Commission by Old World Industries, Inc., Frederic M. Schweiger, J. Thomas Hurvis, Riaz H. Waraich, James A. Bryan, Richard J. Jago and Mac M. Churchill, on behalf of themselves, indicating shared voting and dispositive power.

(4) Based on a Schedule 13G/A filed with the Securities and Exchange Commission by Royce & Associates, Inc. and Charles M. Royce, on behalf of themselves.

(5) The shares of Common Stock issuable upon conversion by Liberty Mutual Insurance Company of its Series B Preferred Stock are included in the amounts set forth in the table.

On September 9, 1997, LIH purchased 1,686,893 shares of Common Stock from Allan
W. Lund and certain affiliates and family members of Mr. Lund. On December 30, 1997, associated with the acquisition by the Company of Deflecta-Shield Company, LIH II purchased 874,400 shares of Common Stock and 1,493,398 shares of Series A Preferred Stock from the Company. The Series A Preferred Stock was converted to Class B-1 Common Stock at the 1998 Annual Stockholders Meeting. On December 23, 1998, associated with the acquisition of the Company of Auto Ventshade Company, LIH III purchased 587,787 shares of Common Stock and 179,316.6 shares of Series B Preferred Stock from the Company. On January 28, 1999, associated with the Company's acquisition of Smittybilt, Inc., LIH III purchased an additional 47,619 shares of Series B Preferred Stock from the Company.


The Second Amended and Restated Governance Agreement

On September 9, 2000, the Second Amended and Restated Governance Agreement between the Company and the LIH Entities ("Amended Agreement") expired. The Amended Agreement did not permit the LIH Entities and any of their Associates or Affiliates (as defined in the Amended Agreement) to beneficially own collectively more than 3,306,792 shares of the Company's voting Common Stock. That restriction expired with the expiration of the Amended Agreement.

                            MANAGEMENT STOCKHOLDINGS

The following table sets forth the number of shares of the Company's Common Stock beneficially owned by each director and nominee for director, each executive officer named in the Summary Compensation Table and by all directors, nominees and executive officers as a group, as of March 2, 2001:



Name of Persons                                       Amount and Nature of
Identity of Group                                   Beneficial Ownership (1)                 Percent of Class
-----------------                                   ------------------------                 ----------------
David E. Dovenberg                                            14,300(2)                              **

Ira D. Kleinman                                            6,913,834(3)                           67.3%

Robert R. Schoeberl                                           14,000(4)                              **

Dennis W. Vollmershausen                                     140,000(5)                              **

Harvey J. Wertheim                                         6,913,834(3)                           67.3%

Lawrence C. Day                                               10,000(6)                              **

Edmund J. Schwartz                                            14,000(7)                              **

Richard A. Tucker                                             19,200(8)                              **

James S. Scarborough                                          19,200(8)                              **

James A. Chick                                                14,300(9)                              **

All directors, nominees and
executive officers as a group (10 persons)                    7,158,834                           69.7%
----------------------------------------------------------------------------------------------------------

(1) Unless otherwise indicated, the person listed as the beneficial owner of the shares has sole voting and sole investment power over the shares.

(2) Includes options to purchase 12,000 shares, 2,000 of which are exercisable at $13.50 per share, 2,000 of which are exercisable at $11.25 per share, 2,000 of which are exercisable at $11.375 per share, 2,000 which are exercisable at $7.25 per share, 2,000 which are exercisable at $5.875 per share, 2,000 of which are exercisable at $2.75 per share and 2,300 shares of common stock.

(3) Includes options to purchase 10,000 shares, 2,000 of which are exercisable at $13.875 per share, 2,000 of which are exercisable at $11.375 per share, 2,000 which are exercisable at $7.25 per share, 2,000 which are exercisable at $5.875 per share and 2,000 of which are exercisable at $2.75 per share. Messrs. Wertheim and Kleinman are affiliates of the LIH Entities. LIH holds 1,686,893 shares directly, LIH II holds 2,367,798 shares directly and LIH III holds 2,857,143 shares directly.

(4) Includes options to purchase 12,000 shares, 2,000 of which are exercisable at $11.50 per share, 2,000 of which are exercisable at $11.25 per share, 2,000 of which are exercisable at $11.375 per share, 2,000 which are exercisable at $7.25 per share, 2,000 which are exercisable at $5.875 per share, 2,000 of which are exercisable at $2.75 per share and 2,000 shares of common stock.

(5) Consists of options to purchase 104,000 shares, 2,000 of which are exercisable at $14.00 per share, 2,000 of which are exercisable at $11.375 per share, 100,000 shares which are exercisable at $6.125 per share and 36,000 shares of common stock.

(6) Consists of options to purchase 10,000 shares, 2,000 of which are exercisable at $13.875 per share, 2,000 of which are exercisable at $11.375 per share, 2,000 which are exercisable at $7.25 per share, 2,000 of which are exercisable at $5.875 per share and 2,000 of which are exercisable at $2.75 per share.

(7) Consists of options to purchase 14,000 shares, which are exercisable at $6.125 per share.

(8) Consists of options to purchase 48,000 shares, which are exercisable at $4.00 per share. Mr. Scarborough retired on December 29, 2000 and his vested stock options are exercisable for 90 days after his separation from employment.

(9) Consists of options to purchase 10,000 shares, which are exercisable at $13.375 per share, options to purchase 22,000 shares, which are exercisable at $6.625 per share, and options to purchase 7,500 shares, which are exercisable at $6.125 per share.

(10) Notes 2-9 are incorporated herein by reference. Includes options to purchase 268,000 shares of Common Stock.

**    less than 1%

--------------------------------------------------------------------------------
                              ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

PROPOSAL 1.

The Bylaws of the Company provide that the number of directors shall be determined by the stockholders at each annual meeting. The Board of Directors recommends that the number of directors be set at seven (7). Each Proxy will be voted for or against such number or not voted at all as directed in the Proxy. The adoption of the resolution to set the number of directors requires the affirmative vote of a majority of the shares represented in person or by Proxy at the meeting.

PROPOSAL 2.

In the election of directors, each Proxy will be voted for each of the nominees listed herein unless the Proxy withholds a vote for one or more of the nominees. Each person elected as a director shall serve for a term of one year and until his successor is duly elected and qualified. All of the nominees are members of the present Board of Directors. If any of the nominees should be unable to serve as a director by reason of death, incapacity or other unexpected occurrence, the Proxies solicited by the Board of Directors shall be voted by the Proxy representative for such substitute nominee as is selected by the Board or, in the absence of such selection, for such fewer number of directors as results from such death, incapacity or other unexpected occurrence. The election of each nominee requires the affirmative vote of a majority of the shares represented in person or by Proxy at the meeting.

The Board of Directors has proposed a slate of six nominees. The proxies cannot be voted for a greater number of persons than the number of nominees' names. The Board intends to identify a seventh nominee and, through Board action, to elect such person to the vacant directors position.

The following table provides certain information with respect to the nominees for director:


                                          Current Position(s)   Director        Principal Occupation(s) During
Name of Nominee                Age          with Company          Since         The Past Five Years
---------------                ---          ------------          -----         -------------------

Lawrence C. Day                51           Director              1997          Chief Operating Officer of TBC Corp., a
                                                                                distributor of tires to the automotive
                                                                                industry, since April 1998; Chief
                                                                                Executive Officer and Director of Monroe
                                                                                Muffler and Brake, an auto service
                                                                                retailer, from July 1993 to March 1998.

David E. Dovenberg             56           Director              1994          Chief Financial Officer of Universal
                                                                                Hospital Services, a provider of movable
                                                                                medical equipment through Pay-Per-Use
                                                                                Equipment Management Programs, from May
                                                                                1988 to March 1998, then Chief Executive
                                                                                Officer.

Ira D. Kleinman                44           Director              1997          General Partner of Harvest Partners,
                                                                                Inc., a private equity investment firm,
                                                                                since 1982.



Robert R. Schoeberl            65           Director              1997          Retired executive of Montgomery Ward
                                                                                since 1994, where he spent 35 years.
                                                                                Member of the Board of Directors of the
                                                                                Automotive Foundation for the
                                                                                Aftermarket and member of the Automotive
                                                                                Parts and Accessories Association.



                                       8

Dennis W. Vollmershausen       57           Director,             1997          President and Chief Executive Officer of
                                            President and                       Lund International Holdings, Inc. and
                                            Chief Executive                     its subsidiaries since October 1998;
                                            Officer                             Chairman of the Board of London
                                                                                Machinery, Inc., an equipment
                                                                                manufacturing company, since January
                                                                                1990; Executive Vice President of
                                                                                Champion Road Machinery Limited, a
                                                                                construction equipment manufacturing
                                                                                company, from August 1996 to June 1997
                                                                                and, from June 1997 to August 1998,
                                                                                President and Chief Executive Officer.

Harvey J. Wertheim             61           Director              1997          Chief Executive Officer of Harvest
                                                                                Partners, Inc., a private equity
                                                                                investment firm, since 1981.


                          COMMITTEE AND BOARD MEETINGS

The Company's Board of Directors has an Audit Committee which reviews with the Company's independent accountants, the annual financial statements and the results of the annual audit. The Audit Committee members currently are David E. Dovenberg, Robert R. Schoeberl and Harvey J. Wertheim. The Audit Committee met four times during the year ended December 31, 2000.

The Company's Board of Directors has a Compensation Committee which makes recommendations to the Board of Directors as to (i) the salaries of certain executive officers and (ii) bonuses and other incentive arrangements. It also reviews and approves, or makes recommendations to the Board of Directors on, any proposed plan or program for the benefit of any of the Company's executive officers. The Compensation Committee members currently are Robert R. Schoeberl, Lawrence C. Day and David E. Dovenberg. The Compensation Committee met two times during the year ended December 31, 2000.

The Board does not have a nominating committee.

During the year ended December 31, 2000, the Board held four meetings. Each incumbent director attended at least 75% of the meetings of the Boards and of the meetings of Committees of which he was a member.

                          REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors is composed of three directors, namely, David Dovenberg, Robert Schoeberl and Harvey Wertheim and operates under a written charter adopted in 2000 by the Board of Directors. A copy of the Charter is included in Appendix A to this Proxy Statement.

Management is responsible for the Company's internal controls, financial reporting process and compliance with laws and regulations and ethical business standards. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

In connection with the December 31, 2000 financial statements, the Audit Committee has met and held discussions with management and the independent auditors. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles in the United States, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

The Company's independent auditors also provided to the Audit Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee considered the compatibility of non-audit services with the auditors independence.

Based upon the Audit Committee's review and discussions referred to above, the Audit Committee recommended that the Board of Directors include the Company's audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2000, filed with the Securities and Exchange Commission.

Submitted by the Audit Committee
David Dovenberg (Chairman)
Robert Schoeberl
Harvey Wertheim

                    RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

In addition to performing the audit of the Company's consolidated financial statements, PricewaterhouseCoopers provided various other services during 2000. The aggregate fees billed for 2000 for each of the following categories of services are set forth below:

      o Audit and review of the Company's 2000 Financial Statements:    $191,000
      o All other services for 2000:                                    $110,500

PricewaterhouseCoopers did not provide any services related to financial information systems design and implementation during 2000. The "Audit and review of Company's 2000 Financial Statements" represents estimated fees and out of pocket expenses, including billings through December 31, 2000 of $93,300. "All other services" includes (i) tax planning and preparation of tax returns of the Company, and (ii) tax services supporting the Company during an audit by the Internal Revenue Service during 2000.

                              CERTAIN TRANSACTIONS

Messrs. Kleinman and Wertheim are affiliates of Harvest Partners, Inc. ("Harvest"), which has performed various financial advisory and investment banking services for the Company pursuant to the terms of a Services Agreement, dated as of September 9, 1997. In 2000, payment by the Company to Harvest pursuant to the Services Agreement totaled $300,000, plus payment by the Company to Harvest for the reimbursement of certain travel and other expenses incurred on behalf of the Company.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's directors and executive officers and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with all Section 16(a) forms they file.

To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representation that no other reports were required, all Section 16(a) filing requirements applicable to officers, directors and greater than ten percent stockholders were satisfied for the year ended December 31, 2000.

                      EXECUTIVE OFFICERS AND KEY EMPLOYEES

The executive officers and key employees of the Company as of March 2, 2001 are as follows:

DENNIS W. VOLLMERSHAUSEN, 57, joined the Company in October 1998 as President and Chief Executive Officer. From August 1996 to June 1997, Mr. Vollmershausen was the Executive Vice President of Champion Road Machinery, Ltd., a manufacturer of construction equipment and from June 1997 to August 1998 was President and Chief Executive Officer. Since January 1990, Mr. Vollmershausen has also served as Chairman of London Machinery, Inc., a manufacturer of transit mixers.

JAMES P. CHICK, 45, joined the Company in March 1998, following the acquisition of Deflecta-Shield Corporation. In July 1999, he was appointed Vice President of Smittybilt, Inc. Mr. Chick was appointed President of Trailmaster Products, Inc., the Company's Suspension Division, in February 1996, a position he continues to hold. From July 1994 until February 1996, he was the Marketing Manager of Mr. Gasket Co., a performance automotive parts company.

TERRY COLE, 48, joined the Company in November 1997 and was named Vice President of Sales & Marketing of the Light Truck Automotive Accessories, which includes the brands Lund, Deflecta-Shield, Auto Ventshade Company and Smittybilt. Mr. Cole has over 30 years of experience in the Automotive Aftermarket. Previously, Mr. Cole held positions with Reliable Automotive, GNB Battery, Western Auto, and Montgomery Wards.

JOHN A. DANIELS, 64, joined the Company in March 1998, following the acquisition of Deflecta-Shield Corporation, as the President of Belmor Autotron, the Heavy Truck Division of the Company. From June 1990 until January 1996, he was the Vice President and General Manager of Belmor Autotron, a subsidiary of Deflecta-Shield and in January 1996 he was named President.

CAROLE B. GROSSMAN, 50, joined the Company in 1990 as Corporate Counsel on a part-time basis, and was named full-time Corporate Counsel in September 1999. Prior to her full-time appointment, Ms. Grossman also worked as an attorney for Grossman & Millard and in 1997 she was hired by Burk & Seaton, P.A. Both law firms exclusively represent corporations and other business entities for employment and labor law matters.

KENNETH L. HOLBROOK, 45, joined the Company in March 1998 as Vice President of Sales and in June 1999, was named President of the Light Truck Division. From February 1992 until February 1998, Mr. Holbrook was the Vice President of OEM and Aftermarket Sales for Bestop, Inc., a manufacturer of sport utility vehicle soft and hard top systems, associated accessories and seating systems.

EDMUND J. SCHWARTZ, 51, joined the Company in August 1999 as its Chief Financial Officer. Prior to joining the Company, Mr. Schwartz was with Electrolux Corporation, a manufacturer of floor care products from 1984 to 1999 and served as its Chief Financial Officer from 1990 to 1999.

STEPHEN S. TREICHEL, 58, joined the Company in October 1995 as Vice President of Information Systems. From 1993 to October 1995, Mr. Treichel was the President of Process Management International, a management consulting firm.

J. TIMOTHY YUNGERS, 44, joined the Company in September 1998 as Director of Human Resources and in March 1999 was named Vice President of Human Resources. From November 1995 to September 1998, Mr. Yungers was the Director of Human Resources for Century Circuits & Electronics, Inc., a manufacturer of flexible circuit boards. From 1988 to 1990, Mr. Yungers was the Assistant Controller for Anagram, International, Inc., a manufacturer of consumer products and industrial packaging and, from 1990 to 1995, he was the Manager of Human Resources.

                       COMPENSATION OF EXECUTIVE OFFICERS

The following summary Compensation Table shows certain compensation information for the Chief Executive Officer and other executive officers that received total annual salary and bonuses in excess of $100,000 in the year ended December 31, 2000. This information includes the dollar value of base salaries and bonus awards and certain other compensation, if any. Information is provided for the calendar years ended December 31, 2000, 1999 and 1998.


                                                                      Restricted        Securities           All Other
Name and Principal                         Salary         Bonus          Stock          Underlying         Compensation
Position at 12/31/00           Year         ($)            ($)        Awards ($)     Options/SARs (#)           ($)
------------------------------------------------------------------------------------------------------------------------

Dennis W. Vollmershausen       2000       275,000                                           50,000
President and Chief            1999       250,000
Executive Officer              1998        62,664 (1)                                      250,000

Edmund J. Schwartz             2000       164,666       25,000 (3)
Chief Financial Officer        1999        67,692 (2)                                       70,000

Richard A. Tucker              2000       140,979      134,380 (3)
General Manager -              1999       133,762      232,857 (4)                          48,000
Auto Ventshade Company

James S. Scarborough           2000       137,336      134,380 (3)
Vice President Sales and       1999       133,762      232,857 (4)                          48,000
Marketing - Auto
Ventshade Company

James A. Chick                 2000       126,000       92,400                              38,600           21,032 (5)
President                      1999       110,000       26,132                                               15,188 (5)
Trailmaster Products, Inc.     1998        89,500        8,400                                               76,000 (6)


(1)      Mr. Vollmershausen joined the Company in October 1998.
(2)      Mr. Schwartz joined the Company in August 1999.
(3)      The bonus amount shown was earned in 1999, but paid in 2000.
(4)      The bonus amount shown was earned in 1998, but paid in 1999.
(5) This amount includes a payment by the Company to Mr. Chick for reimbursement of moving and relocation expenses.
(6) The bonus amount relates to a payment associated with the sale of Deflecta-Shield Corporation.

                              DIRECTOR COMPENSATION

In 2000, all non-employee directors of the Company (with the exception of Messrs. Kleinman and Wertheim, who received only the reimbursement of their out-of-pocket expenses) received $2,500 per quarter, $700 per Board of Directors Meeting attended in person, $500 per committee meeting attended in person, $300 per Board of Directors Meeting or any other committee attended telephonically, in addition to out-of-pocket expenses incurred on behalf of the Company. Directors who served on the last day of a fiscal year received options to purchase 2000 common shares, at 100% of the fair market value on the date of grant.

                       EMPLOYMENT AND SEVERANCE AGREEMENTS

EMPLOYMENT, SEVERANCE AND NON-COMPETE AGREEMENTS

The Company has employment agreements with Dennis W. Vollmershausen, Edmund J. Schwartz, James P. Chick, Richard A. Tucker, and James S. Scarborough. The agreements include certain non-disclosure provisions and provide that if the Company terminates the employee without cause, the employee under certain conditions may be entitled to a payment equal to between six and twenty-four months' base salary. Mr. Vollmershausen's compensation package is detailed in the Compensation Committee Report, below.

In connection with the commencement of his employment with the Company, Mr. Schwartz, Chief Financial Officer for the Company, entered into and Employment Agreement with the Company dated July 27, 1999 (the "Schwartz Employment Agreement"). The Schwartz Employment Agreement provides for (i) a base salary of $160,000 per annum; (ii) an annual bonus in accordance with the Company's Short Term Incentive Plan for each year, as approved by the Company's Board of Directors; (iii) three weeks of paid vacation per annum; (iv) participation in the Company's employee benefit plans as applicable to its executive officers; and (v) a grant of options to purchase 70,000 shares of Company Common Stock at fair market value in accordance with the terms and conditions of the Company's Incentive Stock Option Plan.

In connection with his employment with Auto Ventshade Company, a wholly owned subsidiary of the Company, Mr. Richard Tucker, General Manager for Auto Ventshade Company, entered into an Employment Agreement dated May 2, 2000 (the "Tucker Employment Agreement"). The Tucker Employment Agreement provides for (i) a base salary of $148,720 per annum; (ii) an annual bonus in accordance with the Company's Short Term Incentive Plan for each year, as approved by the Company's Board of Directors; (iii) four weeks of paid vacation per annum; (iv) participation in the Company's employee benefits plans; (v) and a vehicle allowance.

In connection with his employment with Auto Ventshade Company, a wholly owned subsidiary of the Company, Mr. James S. Scarborough, Vice President of Sales and Marketing for Auto Ventshade Company, entered into an Employment Agreement dated July 1, 1998 (the "Scarborough Employment Agreement"). The Scarborough Employment Agreement provides for (i) a base salary of $115,000 per annum; (ii) a potential annual bonus; (iii) vacation benefits in accordance with the terms and conditions of the Auto Ventshade Company vacation policy; (iv) participation in Auto Ventshade Company's employee benefits plans with the payment of up to $10,000 annually in non-reimbursed medical expenses; (v) a vehicle, including all related expenses; and (vi) an annual physical exam. Mr. Scarborough retired on December 31, 2000.

In connection with his employment with Trailmaster Products, Inc., a wholly owned subsidiary of DFM Corp., which is a wholly owned subsidiary of Deflecta-Shield Corporation, which is a wholly owned subsidiary of the Company, Mr. James A. Chick, President of Trailmaster Products, Inc., entered into an Employment Agreement dated April 13, 1999 (the "Chick Employment Agreement"). The Chick Employment Agreement provides for (i) a base salary of $126,000 per annum; (ii) an annual bonus in accordance with the Company's Short Term Incentive Plan for each year, as approved by the Company's Board of Directors;
(iii) vacation benefits in accordance with the terms and conditions of the Trailmaster Products, Inc. vacation policies; (iv) participation in Trailmaster Products, Inc.'s employee benefits plans applicable to executive officers; (v) a vehicle; and (iv) a grant of options to purchase 39,500 shares of Company Common Stock at fair market value in accordance with the terms and conditions of the Company's Incentive Stock Option Plan.

NON-COMPETE AGREEMENTS

Mr. Asa Phillips, former President and CEO of the Auto Ventshade Company, has a non-compete agreement with the Auto Ventshade Company which has a term of five years beginning January 1, 2000. In accordance with this agreement, Mr. Phillips is to receive $675,000 in equal quarterly installments of $33,750 over the five-year term. Also as part of this agreement Mr. Phillips is entitled medical insurance in accordance with his coverage prior to his retirement during the five-year term of this agreement. Mr. James Scarborough, former Vice

President of Sales and Marketing for Auto Ventshade Company, has a non-compete agreement with Auto Ventshade Company which has a term of six (6) months. Mr. Scarborough received a $62,000 payment after his retirement.


                     OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

-------------------------------------------------------------------------------- --------------------------------------
                               Individual Grants
--------------------------------------------------------------------------------
                                                                                   Potential Realizable
                                                                                 Value at Assumed Annual
                                                                                   Rates of Stock Price
                                                                                 Appreciation for Option
                                                                                           Term            Alternative
                                                                                                            to (f) and
                                                                                                            (g): Grant
                                                                                                            Date Value
                                                                                                               (2)
                                           Percent of                           ---------------------------------------
                                             Total
                            Number of       Options/
                            Securities       SAR's
                            Underlying     Granted to   Exercise
                             Options/      Employees    of Base                                             Grant Date
                          SAR's Granted    in Fiscal      Price     Expiration                               Present
          Name                 (#)            Year        ($/Sh)       Date        5% ($)       10% ($)      Value $
          (a)                  (b)                         (c)          (d)          (e)          (f)          (g)          (h)
------------------------- --------------- ------------- ----------- ------------ ------------ ------------ -------------
                                                                    10,000 vested
                                                                    on 2/23/01
                                                                    and 10,000 vest
                                                                    each year
                                                                    on 2/23
                                                                    there
                                                                    after for
 Dennis Vollmershausen,                                             five years
   CEO and President          50,000         21.0%        $4.00     (1)                                     $ 300,500
------------------------- --------------- ------------- ----------- ------------ ------------ ------------ -------------



(1) The term in which these options may be exercised expires at the close of business on February 23, 2006 or ninety (90) days after the employee's separation from employment, whichever is earlier.

(2) The expected term of the options has a stated term of six years, but because these options are nontransferable and are frequently exercised in advance of their full stated term, the expected term is five years. The estimated future volatility generally begins with calculating historical volatility for a similar period equal to the expected term, and then considering whether the future is reasonably expected to differ from the past. The volatility of the Company's stock, calculated on a cumulative basis over five years, is 54%. The risk rate for the stock options based upon the Treasury Strip rates as quoted in the Wall Street Journal on the date of the grant of the stock options for bonds and notes having a maturity equal to the expected term of the stock options is 6.66%. No dividends are paid on Company' stock options.

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                          FISCAL YEAR END OPTION VALUES

                                                                      Number of Securities          Value of Unexercised
                                                        Value        Underlying Unexercised         in-the-Money Options
                             Shares Acquired          Realized   Options at Fiscal Year End (#)    at Fiscal Year-End ($)
Name                        on Exercise(#)(1)          ($)(1)        Exercised/Unexercisable    Exercisable/Unexercisable(2)
----------------------------------------------------------------------------------------------------------------------------

Dennis W. Vollmershausen                                              104,000   exercisable
                                                                      200,000   unexercisable

Kenneth L. Holbrook                                                    24,600   exercisable
                                                                       58,400   unexercisable

Edmund J. Schwartz                                                     14,000   exercisable
                                                                       56,000   unexercisable

John A. Daniels                                                        18,000   exercisable
                                                                       42,000   unexercisable

Richard A. Tucker                                                      19,200   exercisable
                                                                       28,800   unexercisable

James S. Scarborough                                                   19,200   exercisable   (3)
                                                                       28,800   unexercisable

James P. Chick                                                         14,300   exercisable
                                                                       25,200   unexercisable

--------------------------------------------------------------------------------
(1) No options were exercised by the named executive officers in the year ended December 31, 2000.

(2)   As of December 31, 2000, none of such options were in-the-money.

(3) Under the terms of the Company's Incentive Stock Option Plan, Mr. Scarborough has ninety (90) days from the date of his retirement to exercise his vested options

--------------------------------------------------------------------------------
                          COMPENSATION COMMITTEE REPORT
--------------------------------------------------------------------------------

The Compensation Committee of the Company's Board of Directors, which is composed entirely of independent, outside directors, establishes the general compensation policies of the Company and specific compensation for each executive officer of the Company. The Compensation Committee completed a comprehensive review of the Company's compensation policies in 2000, including review of executive compensation levels, review of the short term bonus plan and the development of a comprehensive option grant program. It is the Company's policy to periodically review the Company's compensation to adjust to changing market demands.

There are three major current components of the Company's compensation program:
Base Salary, Short Term Incentive Awards and Long Term Compensation.

BASE SALARY

A competitive base salary is vital to support the philosophy of management development and career orientation of executives and is consistent with the long-term nature of the Company's business.

Salary levels and adjustments to salaries are a result of competitive positioning (how the Company's salary structure for comparable positions compares with that of other companies), individual annual reviews, as well as business performance and general economic factors. There is no specific weighting of these factors. The Compensation Committee believes that the base salaries of the Company's executive officers are competitive. Executive officers receive an annual performance review and, based upon such review, may receive an adjustment in base salary.

SHORT TERM INCENTIVE AWARDS

Short-term incentive awards to executives are granted in cash pursuant to the Company's Short Term Incentive Plan, which recognizes each executive's contributions to the business. The Short Term Incentive Plan, which is adopted annually, sets profitability goals at both minimum and maximum levels.

In adopting the Short Term Incentive Plan, the Compensation Committee considered several factors, including the Company's competitive position, the risks and rewards inherent in expanding the Company's product offering and any improvement in the Company's performance.

The specific bonus an executive receives is primarily dependent on individual business unit performance. While assessment of an individual's relative performance is made annually based on a number of factors which include initiative, business judgment, technical expertise and management skills, the Company's philosophy has been that all executive officers should be focused on the business unit's performance. The Company believes qualities such as team building, rather than particularism, should be rewarded.

Cash awards earned in the Company's 2000 Short Term Incentive Plan were accrued for at year end and will be paid in the first quarter of 2001 upon completion of audited financial statements. There was $936,520 accrued for under the Company's Short Term Incentive Plan for 2000 to be paid in the first quarter of 2001. Under the plan, Messrs. Tucker and Scarborough will each be paid $129,962.

LONG TERM COMPENSATION

Aligning the interests of the Company's executive officers with those of the stockholders is accomplished through stock options, which provide longer-term incentives directly related to improvement in long-term stockholder value. The Compensation Committee believes that it is important for the Company's executive officers to focus not just on short term achievements, but on the long term financial health and development of the Company. Accordingly, 238,500 options were granted under the employee stock option plan in the year ended December 31, 2000, of which, 65,000 were granted to Dennis Vollmershausen.

MR. VOLLMERSHAUSEN'S COMPENSATION

In connection with the commencement of his service as President and Chief Executive Officer of the Company, the Compensation Committee recommended, and the Board of Directors approved, a compensation package for Mr. Vollmershausen which consists of the following provisions: (i) a three year term ("initial term") with a base salary of $250,000 which may be increased at any time during his employment term by approval by the Board of Directors; (ii) an annual bonus which shall not be less than an amount equal to 10% of Mr. Vollmershausen's base salary based upon certain minimum financial results achieved by the Company;
(iii) four weeks of paid vacation per year; (iv) participation in the Company's employee benefit plans as applicable to its executive officers, with the Company paying all premiums, co-payments and deductible expenses; (v) an automobile allowance in accordance with the Company's regular policy for senior executive officers; (vi) reimbursement for the costs of complete annual physical examinations; (vii) reimbursement for the cost of preparing his income tax returns for the U.S. and Canada, where Mr. Vollmershausen is a resident, and one-time fees for estate planning consultation as a result of his U.S. and Canadian tax status; (viii) the rental expense for a period of six months for the use of an apartment in Minnesota; and (ix) a grant of options to purchase 250,000 shares of Company Common Stock at fair market value, as defined in the Company's 1998 Stock Option Incentive Plan. Mr. Vollmershausen's employment agreement also contains certain confidentiality and non-competition restrictions. At the end of the initial term, the employment agreement will be renewed automatically for successive periods of one (1) year.

In addition, the agreement provides that upon termination of Mr. Vollmershausen's employment, other than by reason of his voluntary resignation, non-renewal of his employment agreement or termination for Cause (as defined in his agreement), he will be paid severance equal to his base salary for the greater of the 12 month period immediately following the termination date, or the remainder of the initial term or renewal term of the agreement. After reviewing local, regional and national compensation ranges for Chief Executives Officers of similarly sized companies, the Compensation Committee determined that Mr. Vollmershausen's 2000 base salary was competitive.

Robert R. Schoeberl, Chairman
Lawrence C. Day
David E. Dovenberg

--------------------------------------------------------------------------------
                          SHARE INVESTMENT PERFORMANCE
--------------------------------------------------------------------------------

The following graph shows changes over the past five-year period in the value of $100 invested in (1) the Company's Common Stock; (2) an industry group consisting of 54 companies (including the Company) with the same Standard Industrial Classification Code as the Company; and (3) The NASDAQ Index .

The year-end values of each investment are based on share price appreciated plus dividends paid in cash, assuming the reinvestment of dividends. The calculations exclude trading commissions and taxes.

                     COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
                    AMONG LUND INTERNATIONAL HOLDINGS, INC.,
                     SIC CODE INDEX AND NASDAQ MARKET INDEX


                                    [GRAPH]


                               FISCAL YEAR ENDING

COMPANY/INDEX/MARKET                    12/31/96     12/31/97     12/31/98      12/31/99     12/29/00
-----------------------------------------------------------------------------------------------------
Lund Intl Holdings                         74.24         71.97        51.52        35.61        22.92
Motor Vehicle Parts (SIC Code Index)      135.35        174.85       174.25       141.01        97.54
NASDAQ Market Index                       161.18        197.16       278.08       490.46       237.66



--------------------------------------------------------------------------------
              RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

PROPOSAL 3.

The Audit Disclosure in the Audit Committee Report on page 10, sets forth the type of services provided by PricewaterhouseCoopers LLP and the cost of those services.

Subject to approval by the stockholders, the Board of Directors has selected the firm of PricewaterhouseCoopers LLP as the Company's independent accountants for the current year. PricewaterhouseCoopers LLP has served as the Company's independent accountants since 1996.

Representatives of PricewaterhouseCoopers LLP will not be present at the Annual Meeting.

If the stockholders do not approve the selection of PricewaterhouseCoopers LLP as the Company's independent accountants, the selection of such auditors will be reconsidered by the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP TO SERVE AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE CURRENT FISCAL YEAR. THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES REPRESENTED IN PERSON OR BY PROXY AT THE ANNUAL MEETING IS REQUIRED FOR APPROVAL.

--------------------------------------------------------------------------------
                      APPROVAL OF AMENDMENT NUMBER 2 TO THE
                  1992 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN
--------------------------------------------------------------------------------

PROPOSAL 4.

After stockholder approval at the 1992 Annual Meeting of the Company held in October 1992, the LUND INTERNATIONAL HOLDINGS, INC. 1992 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN (the "Non-Employee Plan") became retroactively effective on August 7, 1992. Under the provisions of the Non-Employee Plan, the Board Directors had the authority to grant 2,000 stock options at 100% of the fair market value on the date of the grant to a newly appointed member of the Board of Directors and all Board Members serving on the Board on December 31 each year were automatically granted 2,000 stock options at 100% of the fair market value on the date of the grant. When the Non-Employee Plan became effective, Board Members who were serving on the Board were automatically granted a one-time grant of 2,000 stock options at 100% of the fair market value on August 7, 1992. The Non-Employee Plan provided that the maximum number of available stock options to be granted to Directors was 40,000 and that the maximum number of stock options to be granted to any one Director was 10,000.

 The Non-Employee Plan, upon the recommendation of the Board of Directors and with the approval of the stockholders was amended on June 30, 1998. Amendment Number 1 TO LUND INTERNATIONAL HOLDINGS, INC. 1992 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN provided that the maximum number of available stock options to be granted was to be increased to 100,000, that the Board of Directors had the discretion to determine how many stock options a newly appointed Director would receive upon his or her appointment and the Directors were not limited in the total number of stock options that could be granted under the Non-Employee Plan. The Non-Employee Plan, as amended by Amendment Number 1, will terminate on May 31, 2002.

On February 21, 2001, the Board of Directors approved AMENDMENT NUMBER 2 to the Non-Employee Plan, which provides that the Non-Employee Plan shall be amended to extend the term of the Non-Employee Plan to May 31, 2012 and it further provides the Board of Directors of the Company with the discretion to grant additional stock options to any Director one time during calendar year, which is in addition to the current terms of the Non-Employee Plan allowing for the grant of stock options to any new Director at 100% of the fair market value and the automatic grant of stock options on December 31 every year at 100% of the fair market value. The Company believes that the continuation of the Non-Employee Plan for an additional ten (10) years will continue to be beneficial to the stockholders and the Company in that it assists the Company in appointing and retaining qualified Directors to serve on the Board of the Company. The foregoing summary of the Non-Employee Plan does not purport to be complete and is qualified in its entirety by reference to the Non-Employee Plan itself. The full text of the Non-Employee Plan itself will be provided to any stockholder who desires a copy upon written request to 911 Lund Boulevard, Anoka, Minnesota 55303.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF AMENDMENT NUMBER 2 TO THE LUND INTERNATIONAL HOLDINGS, INC. 1992 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN. THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES REPRESENTED IN PERSON OR BY PROXY AT THE ANNUAL MEETING IS REQUIRED FOR APPROVAL.

                              STOCKHOLDER PROPOSALS

Any appropriate proposal submitted by a stockholder of the Company and intended to be presented at the next Annual Meeting to be held in 2002 must be received by the Company at its office by December 7, 2001, to be considered for inclusion in the Company proxy statement and related proxy for the next Annual Meeting.

                                 OTHER BUSINESS

The Board of Directors knows of no other matters to be presented at the meeting. If any other matter does properly come before the meeting, the appointees named in the Proxies will vote the Proxies in accordance with their best judgment.

                                  ANNUAL REPORT

A copy of the Company's Annual Report for the year ended December 31, 2000, including financial statements, accompanies this Notice of Annual Meeting and Proxy Statement. No portion of the Annual Report is incorporated herein or is to be considered proxy-soliciting material, except for such financial statements.

REQUESTS FOR THE FORM 10-K SHOULD BE SENT TO THE CORPORATE SECRETARY, LUND INTERNATIONAL HOLDINGS, INC., 911 LUND BOULEVARD, ANOKA, MINNESOTA 55303. COPIES WILL BE SENT AT NO CHARGE UPON RECEIPT OF THE REQUEST.


Dated: April 2, 2001
Duluth, Georgia

                                                                      APPENDIX A

                             AUDIT COMMITTEE CHARTER

                        CHARTER OF THE AUDIT COMMITTEE OF
                        LUND INTERNATIONAL HOLDINGS, INC.

I.   PURPOSE

         The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit committee should encourage continuous improvement of, and should foster adherence to, the corporation's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

      o Serve as an independent and objective party to monitor the corporation's financial reporting process and internal control system.

      o Review and appraise the audit efforts of the Corporation's independent accountants and internal auditing department.

      o Provide an open avenue of communication among the independent accountants, financial and senior management, the internal auditing department, and the Board of Directors.

The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV. of this Charter.

II.  COMPOSITION

         The Audit committee shall be comprised of three or more directors as determined by the Board, a majority of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise.

The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III.  MEETINGS

         The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management, the director of the internal auditing department, if any, and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chair should meet with the independent accountants and management quarterly to review the Corporation's financials consistent with IV.4. below.

IV.  RESPONSIBILITIES AND DUTIES

         To fulfill its responsibilities and duties the Audit committee shall:

Documents/Reports Review
--------------------------------------------------------------------------------

1. Review and update this Charter periodically, at least annually, as conditions dictate.

2. Review the organization's annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants.

3. Review with management the results of any significant "self audit'" of accounting practices/procedures conducted by the corporate financial function until an internal audit function is formally established within the company.

4. Review with financial management and the independent accountants the 10-K prior to its filing or prior to the release of earnings. The Char of the Committee may represent the entire Committee for purposes of this review.

Independent Accountants
--------------------------------------------------------------------------------

5. Recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountants' independence.

6. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

7. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the organization's financial statements.

Financial Reporting Processes
--------------------------------------------------------------------------------

8. In consultation with the independent accountants and the internal auditors, if any, review the integrity of the organization's financial reporting processes, both internal and external.

9. Consider the independent accountants' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

10. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants, management, or the internal auditing department.

Process Improvement
--------------------------------------------------------------------------------

11. Establish regular and separate systems of reporting to the Audit Committee by each of management, the independent accountants and the internal auditors regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

12. Following completion of the annual audit, review separately with each of management, the independent accountants and the internal auditing department any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

13. Review any significant disagreement among management and the independent accountants or the internal auditing department in connection with the preparation of the financial statements.

14. Review with the independent accountants, the internal auditing function and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.)

Ethical and Legal Compliance
--------------------------------------------------------------------------------

15. Establish, review and update periodically a Code of Ethical Conduct and ensure the management has established a system to enforce this Code.

16. Review management's monitoring of the Corporation's compliance with the organization's Ethical Code, and ensure that management has the proper review system in place to ensure that Corporation's financial statements, reports and other financial information disseminated to governmental organizations, and the public satisfy legal requirements.

17. Review activities, organizational structure, and qualifications of the internal audit function.

18. Review, with the organization's counsel, legal compliance matters including corporate securities trading policies.

19. Review, with the organization's counsel, any legal matter that could have a significant impact on the organization's financial statements.

20. Perform any other activities consistent with this Charter, the Corporation's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

Reporting Responsibilities
--------------------------------------------------------------------------------

21. Regularly update the Board of Directors about Committee activities and make appropriate recommendations.



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